Corpay Announces Chief Financial Officer Leaving March 2025
With Plans to Join a Not-For-Profit Organization

ATLANTA--(BUSINESS WIRE)--December 2, 2024—Corpay, Inc. (NYSE: CPAY), a global S&P 500 corporate payments company announced today its Chief Financial Officer (“CFO”), Tom Panther, will be leaving effective March 15, 2025, to become the CFO of the National Christian Foundation. The company has initiated an executive search to identify a new CFO.

“I’d like to thank Tom for his many contributions to Corpay. We wish him the very best as he makes the career pivot to a Christian ministry vocation, and we will work closely together as part of the transition to his successor,” said Ron Clarke, Chairman and CEO.

“It has been a tremendous experience serving as Corpay’s CFO along-side its talented employees. Corpay is well-positioned to capitalize on the tremendous opportunities in corporate payments. I look forward to redirecting my career with the National Christian Foundation to help it advance its ministry. In the meantime, I am committed to ensuring a smooth transition to Corpay’s next CFO,” said Tom Panther.

Finally, the company currently expects its fourth quarter 2024 organic revenue & earnings results to be in line with the guidance provided on November 7, 2024.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about Corpay’s beliefs, assumptions, expectations and future performance, are forward-looking statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project” or “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or other comparable terminology.
These forward-looking statements are not a guarantee of performance, and you should not place undue reliance on such statements. We have based these forward-looking statements largely on preliminary information, internal estimates and management assumptions, expectations and plans about future conditions, events and results. Forward-looking statements are subject to many uncertainties and other variable circumstances, such as our ability to successfully execute our strategic plan, manage our growth and achieve our performance targets; the impact of macroeconomic conditions, including any recession that has occurred or may occur in the future, and whether expected trends, including retail fuel prices, fuel price spreads, fuel transaction patterns, electric vehicle, and retail lodging price trends develop as anticipated and we are able to develop successful strategies in light of these trends; our ability to attract new and retain existing partners, fuel merchants, and lodging providers, their promotion and support of our products, and their financial performance; the failure of management assumptions and estimates, as well as differences in, and changes to, economic, market, interest rate, interchange fees, foreign exchange rates, and credit conditions, including changes in borrowers’ credit risks and payment behaviors; the risk of higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to successfully manage our credit risks and the sufficiency of our allowance for expected credit losses; our ability to securitize our trade receivables; the occurrence of fraudulent activity, data breaches or failures of our information security controls or cybersecurity-related incidents that may compromise our systems or customers’ information; any disruptions in the operations of our computer systems and data centers; the international operational and political risks and compliance and regulatory risks and costs associated with international operations; the impact of international conflicts, including between Russia and Ukraine, as well as within the Middle East, on the global economy or our business and operations; our ability to develop and implement new technology, products, and services; any alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; the regulation, supervision, and examination of our business by foreign and domestic governmental authorities, as well as litigation and regulatory actions, including the lawsuit filed by the Federal Trade Commission (FTC); the impact of regulations and related requirements relating to privacy, information security and data protection; derivative and hedging activities; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering (AML) and anti-terrorism financing laws; changes in our senior management team and our ability to attract, motivate and retain qualified personnel consistent with our strategic plan; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; our ability to remediate material weaknesses and the ongoing effectiveness of internal control over financial reporting; our restatement of prior quarterly financial statements discussed in our Annual Report of Form 10-K for the year ended December 31, 2024 (the "2023 Form 10-K") may affect investor confidence and raise reputational issues and may subject us to additional risks and uncertainties, including increased professional costs and the increased possibility or legal proceedings and regulatory inquiries, as well as the other risks and uncertainties identified under the caption "Risk Factors" in the 2023 Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 29, 2024 and subsequent filings with the SEC made by us. These factors could cause our actual results and experience to differ materially from any forward-looking statement made herein. The forward-looking statements included in this press release are made only as of the date hereof and we do not undertake, and specifically disclaim, any obligation to update any such statements as a result of new information, future events or developments, except as specifically stated or to the extent required by law. You may access Corpay’s SEC filings for free by visiting the SEC web site at www.sec.gov.

About Non-GAAP Financial Measures
This press release includes non-GAAP financial measures, which are used by the Company as supplemental measures to evaluate its overall operating performance. The Company’s definitions of the non-GAAP financial measures used herein may differ from similarly titled measures used by others, including within our industry. By providing these non-GAAP financial measures, together with reconciliations to the most directly comparable GAAP financial measures, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing strategic initiatives. See the appendix for additional information regarding these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP measure.
The Company refers to free cash flow, cash net income and adjusted net income attributable to Corpay interchangeably, a non-GAAP financial measure. Adjusted net income attributable to Corpay is calculated as net income attributable to Corpay, adjusted to eliminate (a) non-cash stock based compensation expense related to stock based compensation awards, (b) amortization of deferred financing costs, discounts, intangible assets, amortization of the premium recognized on the purchase of receivables, and amortization attributable to the Company's noncontrolling interest, (c) integration and deal related costs, and (d) other non-recurring items, including unusual credit losses, certain discrete tax items, the impact of business dispositions, impairment charges, asset write-offs, restructuring costs, loss on extinguishment of debt, and legal settlements and related legal fees. We adjust net income for the tax effect of adjustments using our effective income tax rate, exclusive of certain discrete tax items. We calculate adjusted net income attributable to Corpay and adjusted net income per diluted share attributable to Corpay to eliminate the effect of items that we do not consider indicative of our core operating performance.
Adjusted net income attributable to Corpay and adjusted net income per diluted share attributable to Corpay are supplemental measures of operating performance that do not represent and should not be considered as an alternative to net income, net income per diluted share or cash flow from operations, as determined by U.S. generally accepted accounting principles, or U.S. GAAP. We believe it is useful to exclude non-cash share-based compensation expense from adjusted net income because non-cash equity grants made at a certain price and point in time do not necessarily reflect how our business is performing at any particular time and share based compensation expense is not a key measure of our core operating performance. We also believe that amortization expense can vary substantially from company to company and from period to period depending upon their financing and accounting methods, the fair value and average expected life of their acquired intangible assets, their capital structures and the method by which their assets were acquired; therefore, we have excluded amortization expense from our adjusted net income. Integration and deal related costs represent business acquisition transaction costs, professional services fees, short-term retention bonuses and system migration costs, etc., that are not indicative of the performance of the underlying business. We also believe that certain expenses, discrete tax items, gains on business disposition, recoveries (e.g. legal settlements, write-off of customer receivable, etc.), gains and losses on investments, and impairment charges do not necessarily reflect how our investments and business are performing. We adjust net income for the tax effect of each of these adjustments items using the effective tax rate during the period, exclusive of discrete tax items.
Organic revenue growth is calculated as revenue growth in the current period adjusted for the impact of changes in the macroeconomic environment (to include fuel price, fuel price spreads and changes in foreign exchange rates) over revenue in the comparable prior period adjusted to include or remove the impact of acquisitions and/or divestitures and non-recurring items that have occurred subsequent to that period. We believe that organic revenue growth on a macro-neutral, one-time item, and consistent acquisition/divestiture/non-recurring item basis is useful to investors for understanding the performance of Corpay.
EBITDA is defined as earnings before interest, income taxes, interest expense, net, other expense (income), depreciation and amortization, loss on extinguishment of debt, investment loss/gain and other operating, net. EBITDA margin is defined as EBITDA as a percentage of revenue.

Management uses adjusted net income attributable to Corpay, adjusted net income per diluted share attributable to Corpay, organic revenue growth and EBITDA:
•as measurements of operating performance because they assist us in comparing our operating performance on a consistent basis;
•for planning purposes, including the preparation of our internal annual operating budget;
•to allocate resources to enhance the financial performance of our business; and
•to evaluate the performance and effectiveness of our operational strategies.

About Corpay
Corpay (NYSE: CPAY) is a global S&P 500 corporate payments company that helps businesses and consumers manage and pay expenses in a simple, controlled manner. Corpay’s suite of electronic payment solutions help its customers better manage vehicle-related expenses (e.g., fueling and parking), travel expenses (e.g., hotel bookings) and accounts payable (e.g., domestic and international payments). This results in our customers saving time and ultimately spending less. It pays to Corpay. To learn more visit www.corpay.com

Contacts
Investor Relations
Jim Eglseder, 770-417-4697
Jim.Eglseder@corpay.com

Media Relations
Chad Corley, 770-729-5021
Chad.Corley@corpay.com